As filed with the Securities and Exchange Commission on June 19, 2006
Registration Statement No. 333-134696

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
COPANO ENERGY, L.L.C.*
COPANO ENERGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware Delaware	4922 4922	51-0411678 20-3151590
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas 77019 (713) 621-9547 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrants’ Principal Executive Offices)	Douglas L. Lawing 2727 Allen Parkway, Suite 1200 Houston, Texas 77019 (713) 621-9547 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)
Copies to:
David P. Oelman
Vinson & Elkins L.L.P.
2300 First City Tower
1001 Fannin Street, Suite 3600
Houston, Texas 77002
(713) 758-2222
      Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
      If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐
      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.     ☐
      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

*	Includes certain subsidiaries of Copano Energy, L.L.C. identified on the following pages.
      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Copano Pipelines Group, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0411715
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Houston Central, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0409466
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Energy/ Rocky Mountains and Mid-Continent, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-3069666
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
ScissorTail Energy, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-2964091
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ Copano Bay, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0503487
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ South Texas, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0503485
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ Agua Dulce, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0500639
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ Central Gulf Coast, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0647522
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ Karnes, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-0959499
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ Upper Gulf Coast, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0528373
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Copano Field Services/ Live Oak, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	42-1532273
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Pipelines/ South Texas, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0576084
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Pipelines/ Upper Gulf Coast, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0528375
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Pipelines/ Hebbronville, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0665939
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Pipelines/ Texas Gulf Coast, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0650304
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Energy Services/ Upper Gulf Coast, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0528374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Energy Services/ Texas Gulf Coast, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0650321
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano NGL Services, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0647525
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Processing, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0647499
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano/ Webb-Duval Pipeline, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1686633
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

CPNO Services, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-2071486
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Risk Management, L.P.
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-3183275
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Processing GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1863221
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano NGL Services GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1863192
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services GP, L.L.C
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1862487
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Pipelines GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1862978
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Pipelines (Texas) GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1863012
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Energy Services GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1862371
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Energy Services (Texas) GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1862441
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano Field Services/ Central Gulf Coast GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1863263
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Copano/ Webb-Duval Pipeline GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1686528
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
CHC LP Holdings, L.L.C
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1837842
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
CPG LP Holdings, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1863129
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
CWDPL LP Holdings, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1863161
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
CPNO Services LP Holdings, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-2071326
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
CPNO Services GP, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-2071403
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Nueces Gathering, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	81-0560211
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Estes Cove Facilities, L.L.C.
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0593059
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
Copano General Partners, Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	51-0411719
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EXPLANATORY NOTE
      This Amendment No. 2 to the Registration Statement on Form S-4 of Copano Energy, L.L.C., (File No. 333-134696) is being filed solely to update the information set forth in Part II, Item 22 of the Registration Statement.
PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.
      Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Under our limited liability company agreement and subject to specified limitations, we will indemnify to the fullest extent permitted by law, from and against all losses, claims, damages or similar events any director or officer, or while serving as a director or officer, any person who is or was serving as a tax matters member or as a director, officer, tax matters member, employee, partner, manager, fiduciary or trustee of any or our affiliates. Additionally, we may indemnify from and against all losses, claims, damages or similar events any person who is or was an employee (other than an officer) or agent of our company to the extent permitted by law and authorized by our Board.
      Any indemnification under our limited liability company agreement will only be out of our assets. We are authorized to purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liabilities under our limited liability company agreement.
      Additionally, effective August 24, 2005, we entered into indemnification agreements with each of our directors and officers and the officers of Scissor Tail Energy, LLC, our indirect wholly-owned subsidiary. The indemnification agreements provide each officer and director the maximum indemnification protection permitted under Delaware law with respect to actions taken in his or her capacity as a director or officer.
      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling our company as set forth above, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 21.	Exhibits and Financial Statement Schedules.
      (a) Exhibits:

Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this item.
      (b) Financial Statement Schedules:

None.

Item 22.	Undertakings.
      Each undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “Securities Act”);

(ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Securities and Exchange Commission (the “SEC”)pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) that are incorporated by reference in the registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

      Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of any registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
      Each undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
      Each undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

COPANO ENERGY, L.L.C.

By:	/s/ Matthew J. Assiff

Name: Matthew J. Assiff

Title:	Senior Vice President and Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4/A has been signed by the following officers and directors of Copano Energy, L.L.C., the registrant, in the capacities and on the dates indicated.

Signature	Title	Date

* John R. Eckel, Jr.	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

* Lari Paradee	Vice President and Controller (Principal Accounting Officer)	June 19, 2006

* James G. Crump	Director	June 19, 2006

* Ernie L. Danner	Director	June 19, 2006

Signature		Title	Date

* Scott A. Griffiths		Director	June 19, 2006

* Michael L. Johnson		Director	June 19, 2006

* T. William Porter		Director	June 19, 2006

* William L. Thacker		Director	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Energy Finance Corporation

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

* Lari Paradee		Vice President and Controller (Principal Accounting Officer)	June 19, 2006

/s/ Douglas L. Lawing Douglas L. Lawing		Director	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Processing GP, L.L.C.
Copano NGL Services GP, L.L.C.
Copano Field Services GP, L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines (Texas) GP, L.L.C.
Copano Energy Services GP, L.L.C.
Copano Energy Services (Texas) GP, L.L.C.
Copano Field Services/ Central Gulf Coast GP, L.L.C.
CPNO Services GP, L.L.C.
Copano/ Webb-Duval Pipeline GP, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

* Lari Paradee		Vice President and Controller (Principal Accounting Officer)	June 19, 2006

/s/ Douglas L. Lawing Douglas L. Lawing		Manager	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Scissortail Energy, LLC

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

/s/ Douglas L. Lawing Douglas L. Lawing		Manager	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Energy/ Rocky Mountains and
Mid- Continent, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Nueces Gathering, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

* Lari Paradee		Vice President and Controller (Principal Accounting Officer)	June 19, 2006

Copano Field Services GP, L.L.C.		Manager	June 19, 2006

By:	*

Matthew J. Assiff Senior Vice President and Chief Financial Officer

*By:	/s/ Douglas L. Lawing

Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Estes Cove Facilities, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

* Lari Paradee		Vice President and Controller (Principal Accounting Officer)	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Processing, L.P.

By:	Copano Processing GP, L.L.C.,

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano NGL Services, L.P.

By:	Copano NGL Services GP, L.L.C.,

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

CHC LP Holdings, L.L.C.
CPG LP Holdings, L.L.C.
CWDPL LP Holdings, L.L.C.
CPNO Services LP Holdings, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer and Manager (Principal Financial Officer)	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Houston Central, L.L.C.
Copano Pipelines Group, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Manager, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

* R. Bruce Northcutt		Manager	June 19, 2006

* Douglas L. Lawing		Manager	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/ A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano General Partners, Inc.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/ A has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* John R. Eckel, Jr.		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 19, 2006

* Matthew J. Assiff		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	June 19, 2006

*By:	/s/ Douglas L. Lawing Douglas L. Lawing Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Field Services/ Aqua Dulce, L.P.
Copano Field Services/ Copano Bay, L.P.
Copano Field Services/ Karnes, L.P.
Copano Field Services/ Live Oak, L.P.
Copano Field Services/ South Texas, L.P.
Copano Field Services/ Upper Gulf Coast, L.P.

By:	Copano Field Services GP, L.L.C.

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Pipelines/ Hebbronville, L.P.
Copano Pipelines/ South Texas, L.P.
Copano Pipelines/ Upper Gulf Coast, L.P.

By:	Copano Pipelines GP, L.L.C.

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Pipelines/ Texas Gulf Coast, L.P.

By:	Copano Pipelines (Texas) GP, L.L.C.,

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Field Services/ Central Gulf Coast, L.P.

By:	Copano Field Services/ Central Gulf Coast

GP, L.L.C. General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Energy Services/ Upper Gulf Coast, L.P.

By:	Copano Energy Services GP, L.L.C.

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano Energy Services/ Texas Gulf Coast, L.P.

By:	Copano Energy Services (Texas) GP, L.L.C.

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

Copano/Webb-Duval Pipeline, L.P.

By:	Copano/Webb-Duval Pipeline GP, L.L.C.

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2006.

CPNO Services, L.P.
Copano Risk Management, L.P.

By:	CPNO Services GP, L.L.C.,

General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Number		Description

2.1		Membership Interest Purchase Agreement by and among ScissorTail Energy, LLC, Hamilton ScissorTail LLC, ScissorTail Holdings, LLC, Jay A. Precourt, Fredric C. Hamilton, Copano Energy, L.L.C. and Copano Energy/ Rocky Mountains and Mid-Continent, L.L.C. dated as of June 20, 2005. (incorporated by reference to Exhibit 10.26 to Quarterly Report on Form 10-Q filed August 15, 2005).

4.1		Indenture dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed February 8, 2006).

4.2		Rule 144A Global Note representing $224,500,000 principal amount of 8.125% Senior Notes due 2016 (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed February 8, 2006).

4.3		Regulation S Global Note representing $500,000 principal amount of 8.125% Senior Notes due 2016 (incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K filed February 8, 2006).

4.4		Registration Rights Agreement dated as of February 7, 2006, among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors parties thereto and the Initial Purchasers named therein (incorporated by reference to Exhibit 4.4 to Current Report on Form 8-K filed February 8, 2006).

**5	.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

**8	.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters (included in Exhibit 5.1).

**12	.1	Computation of Ratio of Earnings to Fixed Charges.

**21	.1	List of Subsidiaries.

**23	.1	Consent of Deloitte & Touche LLP.

**23	.2	Consent of Grant Thornton LLP.

**23	.3	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

**24	.1	Power of Attorney for Copano Energy, L.L.C. (included on signature page).

**25	.1	Form of Statement of Eligibility of Trustee.

**	Previously filed.